Independent Auditors' Consent



The Board of Directors
Yardville National Bancorp:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                               /s/ KPMG Peat Markwick LLP
                                               --------------------------
                                               KPMG Peat Marwick LLP


Short Hills, New Jersey
August 29, 1997


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